SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                              --------------------


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 25, 2003


                            VALENCE TECHNOLOGY, INC.
               (Exact Name of Registrant as Specified in Charter)



          Delaware                     0-20028                   77-0214673
(State of Other Jurisdiction         (Commission                (IRS Employer
      of Incorporation)              File Number)            Identification No.)


                      6504 Bridge Point Parkway, Suite 415
                               Austin, Texas 78730
                    (Address of Principal Executive Offices)


                                 (512) 527-2900
              (Registrant's Telephone Number, Including Area Code)

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ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE

Reference is made to the press releases of Registrant issued on June 25, 2003, July 21, 2003 and August 13, 2003, each of which is incorporated herein by this reference. Copies of the press releases are attached to this Form 8-K as Exhibits 99.1, 99.2, and 99.3.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits.

99.1 Press Release dated June 25, 2003.

99.2 Press Release dated July 21, 2003.

99.3 Press Release dated August 13, 2003.

99.4 Press Release dated August 13, 2003

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Reference is made to the first fiscal quarter results press release of Registrant issued on August 13, 2003, which is incorporated herein by this reference. A copy of the press release is attached to this Form 8-K as Exhibit 99.4.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 14, 2003                              VALENCE TECHNOLOGY, INC.



                                             By:  /s/ Kevin W. MIschnick
                                             ----------------------------------
                                                  Kevin W. Mischnick
                                                  Vice President of Finance

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                                  EXHIBIT INDEX


EXHIBITS

99.1    Press Release dated June 25, 2003.
99.2    Press Release dated July 21, 2003.
99.3    Press Release dated August 13, 2003.
99.4    Press Release dated August 13, 2003.